UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC 20549


                               FORM  8-K

                             CURRENT  REPORT

              PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                  SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  JULY  15,  1998


                           BOATMEN'S AUTO TRUST 1995-A
                           ---------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      UNITED STATES
      OF AMERICA                33-95450                   43-6617959
      --------------            --------                   ----------
      (STATE OR OTHER           (COMMISSION FILE           (IRS EMPLOYER
      JURISDICTION OF           NUMBER)                    IDENTIFICATION NO.)
      INCORPORATION



                           BOATMEN'S AUTO TRUST 1995-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

          THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                        -------

(C)     EXHIBITS

99           MONTHLY SERVICING REPORT FOR NATIONSBANK, N.A., BOATMEN'S AUTO
             TRUST  1995-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                          BOATMEN'S  AUTO  TRUST 1995-A
                          -----------------------------
                                   (REGISTRANT)


DATED:                             BY:  /S/  SUZANNE  W.  CASTLEBERRY
                                        -----------------------------
                                   NAME:     SUZANNE  W.  CASTLEBERRY
                                   TITLE:     VICE  PRESIDENT
                                   NATIONSBANK,  N.A.
                                   (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICING REPORT FOR NATIONSBANK,N.A., BOATMEN'S AUTO TRUST
1995-A

                                                                                Exhibit 99
                                     NATIONSBANK, N.A.
                MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
                          JUNE 1, 1998 THROUGH JUNE 30, 1998



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance. . . . . . . . . . . . . . . . . . . . . . . . . . .  $303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage . . . . . . . . . . . . . . . . . . . . . .            28.11%
    (ii)  Class A-1 Notes Balance. . . . . . . . . . . . . . . . . . . . . . . .  $ 85,300,000.00
    (iii) Class A-1 Notes Rate . . . . . . . . . . . . . . . . . . . . . . . . .           5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage . . . . . . . . . . . . . . . . . . . . . .            34.41%
    (ii)  Class A-2 Notes Balance. . . . . . . . . . . . . . . . . . . . . . . .  $104,427,000.00
    (iii) Class A-2 Notes Rate . . . . . . . . . . . . . . . . . . . . . . . . .             5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage . . . . . . . . . . . . . . . . . . . . . .            33.47%
    (ii)  Class A-3 Notes Balance. . . . . . . . . . . . . . . . . . . . . . . .  $101,576,574.00
    (iii) Class A-3 Notes Rate . . . . . . . . . . . . . . . . . . . . . . . . .             6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage. . . . . . . . . . . . . . . . . . . .             4.00%
    (ii)  Class B Certificates Balance . . . . . . . . . . . . . . . . . . . . .  $ 12,137,649.00
    (iii) Class B Certificates Rate. . . . . . . . . . . . . . . . . . . . . . .             6.35%
(F) Servicing Fee Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1.00%
(G) Weighted Average Coupon (WAC). . . . . . . . . . . . . . . . . . . . . . . .             8.51%
(H) Weighted Average Original Maturity (WAOM). . . . . . . . . . . . . . . . . .            54.09   months
(I) Weighted Average Remaining Maturity (WAM). . . . . . . . . . . . . . . . . .            42.79   months
(J) Number of Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . .           32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage . . . . . . . . . . . . . .             2.00%
    (ii)  Reserve Account Initial Deposit. . . . . . . . . . . . . . . . . . . .  $  6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance. . . . . . . . . . . . . . . . . .             2.00%
          (b) Percent of Remaining Pool Balance. . . . . . . . . . . . . . . . .             3.25%
          (c) Trigger Percent of Remaining Pool Balance. . . . . . . . . . . . .             6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance. . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 37,411,336.77
(B) Total Note and Certificate Pool Factor . . . . . . . . . . . . . . . . . . .        0.1232902
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance . . . . . . . . . . . . . . . . . . . . . . . .  $          0.00
    (ii) Class A-1 Notes Pool Factor . . . . . . . . . . . . . . . . . . . . . .        0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance . . . . . . . . . . . . . . . . . . . . . . . .  $          0.00
    (ii) Class A-2 Notes Pool Factor . . . . . . . . . . . . . . . . . . . . . .        0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance . . . . . . . . . . . . . . . . . . . . . . . .  $ 25,273,687.77
    (ii) Class A-3 Notes Pool Factor . . . . . . . . . . . . . . . . . . . . . .        0.2488141
(F) Class B Certificates
    (i)  Class B Certificates Balance. . . . . . . . . . . . . . . . . . . . . .  $ 12,137,649.00
    (ii) Class B Certificates Pool Factor. . . . . . . . . . . . . . . . . . . .        1.0000000
(G) Reserve Account Balance. . . . . . . . . . . . . . . . . . . . . . . . . . .  $  6,068,824.46
(H) Cumulative Net Losses for All Prior Periods. . . . . . . . . . . . . . . . .     1,932,236.12
(I) Net Loss Ratio for Second Preceding Period . . . . . . . . . . . . . . . . .             0.51%
(J) Net Loss Ratio for Preceding Period. . . . . . . . . . . . . . . . . . . . .            -0.12%
(K) Delinquency Ratio for Second Preceding Period. . . . . . . . . . . . . . . .             0.56%
(L) Delinquency Ratio for Preceding Period . . . . . . . . . . . . . . . . . . .             0.66%
(M) Weighted Average Coupon (WAC). . . . . . . . . . . . . . . . . . . . . . . .             8.67%
(N) Weighted Average Remaining Maturity (WAM). . . . . . . . . . . . . . . . . .            18.83   months
(O) Number of Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . .            9,096

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections. . . . . . . . . . . . . . . . . . . . . . . . .  $  3,473,885.46
    (ii)  Not Used . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00
    (iii) Repurchased Loan Proceeds Related to Principal . . . . . . . . . . . .             0.00
    (iv) Other Refunds Related to Principal. . . . . . . . . . . . . . . . . . .             0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections . . . . . . . . . . . . . . . . . . . . . . . . .       261,800.67
    (ii)  Repurchased Loan Proceeds Related to Interest. . . . . . . . . . . . .             0.00
(C) Weighted Average Coupon (WAC). . . . . . . . . . . . . . . . . . . . . . . .             8.69%
(D) Weighted Average Remaining Maturity (WAM). . . . . . . . . . . . . . . . . .            18.18   months
(E) Remaining Number of Receivables. . . . . . . . . . . . . . . . . . . . . . .            8,515
(F) Delinquent Receivables




                                  Dollar Amount                       #  Units
                                  -------------                       --------
(i)  30-59 Days Delinquent        878,918 . . . . . . . . . .  2.59%       226  2.65%
(ii)  60-89 Days Delinquent       145,925 . . . . . . . . . .  0.43%        43  0.50%
(iii) 90 Days or More Delinquent  119,918 . . . . . . . . . .  0.35%        27  0.32%

               (G) Repossessions
                                  Dollar Amount                       #  Units
                                  -------------                       --------
                                  70,318. . . . . . . . . . .  0.21%        13  0.15%



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . .  $   20,973.63
(B) Aggregate Net Losses before Liquidation Proceeds and Recoveries for Collection Period      20,973.15
(C) Liquidated Receivables Information
    (i)   Not Used. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
    (ii)  Not Used. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
    (iii) Recoveries on Previously Liquidated Contracts . . . . . . . . . . . . . . . . .      14,578.86
(D) Aggregate Net Losses for Collection Period. . . . . . . . . . . . . . . . . . . . . .       6,394.29
(E) Actual Number of Days in Interest Period. . . . . . . . . . . . . . . . . . . . . . .             30

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  261,800.67
(B) Not Used. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
(C) Repurchased Loan Proceeds Related to Interest . . . . . . . . . . . . . . . . . . . .           0.00
(D) Recoveries from Prior Month Charge Offs . . . . . . . . . . . . . . . . . . . . . . .      14,578.86
(E) Investment Earnings from the Reserve Account. . . . . . . . . . . . . . . . . . . . .      20,973.63
(F) Total Interest Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     297,353.16

Principal:
(G) Principal Payments Received . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $3,473,885.46
(H) Not Used. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
(I) Repurchased Loan Proceeds Related to Principal. . . . . . . . . . . . . . . . . . . .           0.00
(J) Other Refunds Related to Principal. . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
(K) Total Principal Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3,473,885.46

(L) Total Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $3,771,238.62



II. DISTRIBUTIONS                                                                                     Per $1,000 of
-----------------                                                                                     Original Balance
                                                                                                      ----------------
(A) Total Interest Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  297,353.16
(B) Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   31,176.11              0.10

Interest                                                                                              Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                  Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Interest Due. . . . . . . . . . . . . . . . . . . .  $        0.00                 0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw) . . . . . .           0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw) . . .  $        0.00                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due. . . . . . . . . . . . . . . . . . . .  $        0.00                 0
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw) . . . . . .           0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw) . . .  $        0.00                 0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due. . . . . . . . . . . . . . . . . . . .  $  128,474.58       1.264805205
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw) . . . . . .     128,474.58       1.264805205
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw) . . .  $        0.00                 0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due . . . . . . . . . . . . . . . . .  $   64,228.39       5.291666667
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw). . . .      64,228.39       5.291666667
                                                                                       -------------
    (iii)  Class B Certificates Monthly Interest Shortfall (after reserve fund draw).  $        0.00                 0
(G) Total Note and Certificate Interest Paid (after reserve fund draw). . . . . . . .  $  192,702.97
(H) Excess Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   73,474.08

Principal
(I) Total Principal Collections . . . . . . . . . . . . . . . . . . . . . . . . . . .  $3,473,885.46
(J) Draw on Reserve Fund for realized losses. . . . . . . . . . . . . . . . . . . . .      20,973.15
(K) Total Amount Available for Principal Distribution . . . . . . . . . . . . . . . .  $3,494,858.61  Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                 Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Principal Due . . . . . . . . . . . . . . . . . . .           0.00                 0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw). . . . . .           0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw). . .           0.00                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due . . . . . . . . . . . . . . . . . . .           0.00                 0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw). . . . . .           0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw). . .           0.00                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due . . . . . . . . . . . . . . . . . . .   3,494,858.61       34.40614772
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw). . . . . .   3,494,858.61       34.40614772
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw). . .           0.00                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due. . . . . . . . . . . . . . . . .           0.00                 0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw) . . .           0.00                 0
                                                                                       -------------
    (iii)  Class B Certificates Monthly Principal Shortfall (after reserve fund draw)           0.00                 0
(P) Total Note and Certificate Principal Paid . . . . . . . . . . . . . . . . . . . .   3,494,858.61
(Q) Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3,718,737.69
(R) Excess Servicing Releases from Reserve Account to Servicer. . . . . . . . . . . .      52,500.93
(S) Amount of Draw from Reserve Account . . . . . . . . . . . . . . . . . . . . . . .      20,973.15
(T) Draw from Reserve Account plus Total Available Amount . . . . . . . . . . . . . .   3,792,211.77



III.  POOL  BALANCES  AND  PORTFOLIO  INFORMATION
-------------------------------------------------

                                                     Beginning                   End
                                                     of Period                of Period
                                                  ---------------          ---------------
(A) Balances and Principal Factors
(i)    Total Portfolio Balance                    $37,411,336.77           $33,916,478.16
(ii)   Total Note  and  Certificate Pool Factor        0.1232902                0.1117728
(iii)  Class A-1 Notes Balance                              0.00                     0.00
(iv)   Class A-1 Notes Pool Factor                     0.0000000                0.0000000
(v)    Class A-2 Notes Balance                              0.00                     0.00
(vi)   Class A-2 Notes Pool Factor                     0.0000000                0.0000000
(vii)  Class A-3 Notes Balance                     25,273,687.77            21,778,829.16
(viii) Class A-3 Notes Pool Factor                     0.2488141                0.2144080
(ix)   Class B Certificates Balance                12,137,649.00            12,137,649.00
(x)    Class B Certificate Pool Factor                 1.0000000                1.0000000
(B) Portfolio Information
(i)   Weighted Average Coupon (WAC)                         8.67%                    8.69%
(ii)  Weighted Average Remaining Maturity (WAM)            18.83   months           18.18   months
(iii) Remaining Number of Receivables                      9,096                    8,515
(iv)  Portfolio Receivable Balance                $37,411,336.77           $33,916,478.16



IV.  RECONCILIATION  OF  RESERVE  ACCOUNT
-----------------------------------------

(A) Beginning Reserve Account Balance. . . . . . . . . . . . . . . . . . . . . . . . . . .  $6,068,824.46
(B) Draw for Realized losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      20,973.15
(C) Draw for Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
(D) Draw for Class A-1 Notes Interest Amount . . . . . . . . . . . . . . . . . . . . . . .           0.00
(E) Draw for Class A-2 Notes Interest Amount . . . . . . . . . . . . . . . . . . . . . . .           0.00
(F) Draw for Class A-3 Notes Interest Amount . . . . . . . . . . . . . . . . . . . . . . .           0.00
(G) Draw for Class B Certificates Interest Amount. . . . . . . . . . . . . . . . . . . . .           0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates . . . . . . . . . . . . . . .      20,973.15
(I) Excess Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      73,474.08
(J) Reserve Account Balance Prior to Release . . . . . . . . . . . . . . . . . . . . . . .   6,121,325.39

(K) Reserve Account Required Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . .   6,068,824.46

(L) Final Reserve Account Required Amount. . . . . . . . . . . . . . . . . . . . . . . . .   6,068,824.46

(M) Reserve Account Release to Servicer. . . . . . . . . . . . . . . . . . . . . . . . . .      52,500.93

(N) Ending Reserve Account Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries for Collection Period.  $   20,973.15
(B) Liquidated Contracts
    (i)   Not Used . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
    (ii)  Not Used . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
    (iii) Recoveries on Previously Liquidated Contracts. . . . . . . . . . . . . . . . . .      14,578.86
(C) Aggregate Net Losses for Collection Period . . . . . . . . . . . . . . . . . . . . . .       6,394.29
(D) Net Loss Ratio for Collection Period (annualized). . . . . . . . . . . . . . . . . . .           0.22%
(E) Cumulative Net Losses for all Periods. . . . . . . . . . . . . . . . . . . . . . . . .   1,938,630.41




(F) Delinquent Receivables
                                  Dollar Amount         #  Units
                                  -------------         --------
(i)  30-59 Days Delinquent . . .        878,918  2.59%       226  2.65%
                                                                  -----
(ii)  60-89 Days Delinquent. . .        145,925  0.43%        43  0.50%
(iii) 90 Days or More Delinquent        119,918  0.35%        27  0.32%




(G) Repossessions
                   Dollar Amount         #  Units
                   -------------         --------
                          70,318  0.21%        13  0.15%


VI.  TESTS  FOR  INCREASE  IN  SPECIFIED  RESERVE  ACCOUNT  BALANCE
-------------------------------------------------------------------


(A) Ratio of Net Losses to the Average Pool Balance
(i) Second Preceding Collection Period                                                                    0.51%
(ii) Preceding Collection Period                                                                          -0.12%
(iii) Current Collection Period                                                                           0.22%
(iv) Three Month Average (Avg(i,ii,iii))                                                                  0.20%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding Balance of Receivables.
(i) Second Preceding Collection Period                                                                    0.56%
(ii) Preceding Collection Period                                                                          0.66%
(iii) Current Collection Period                                                                           0.78%
(iv) Three Month Average (Avg(i,ii,iii))                                                                  0.67%

(C) Loss and Delinquency Trigger Indicator                                                                Trigger was not hit







The  undersigned  officers  of  NationsBank,  N.A.,  as  servicer,  pursuant  to  the  Sale  and  Servicing  Agreement hereby  certify  to  the  best  of  their  knowledge  and  belief  that  the  above  information  is  true  and  correct.





/s/  William  Kinyua                         /s/  Susan  R.  Faulkner
--------------------                         ------------------------
William  Kinyua                         Susan  R.  Faulkner
Vice  President                         Senior  Vice  President
